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                                                                   EXHIBIT 10.22

                                VIEWLOCITY, INC.

                               FIRST AMENDMENT TO
              SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT

         This FIRST AMENDMENT TO SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT is made as of May 24, 2000, by and between VIEWLOCITY, INC., a Delaware corporation (the "Company"), and Battery Investment Partners IV, LLC (the "Holder").

                                    RECITALS:

         WHEREAS, the Company previously issued to Holder that certain Series B Convertible Preferred Stock Purchase Warrant numbered B-2, dated as of March 12, 1999 (the "Warrant"), pursuant to a certain Preferred Stock and Preferred Stock Warrant Purchase Agreement, dated as of February 25, 1999, by and among the Company and the persons named therein;

         WHEREAS, the Company and Holder desire to amend certain terms of the Warrant as set forth herein;

         NOW, THEREFORE, the Company and Holder hereby amend the Warrant as follows:

         1. The definition of "Expiration Date" shall be amended and replaced in its entirety as follows:

                  The term "Expiration Date" refers to the earlier of March 8, 2004 or upon the closing of an "Initial Public Offering" (as defined in, Section 5O of the Company's Certificate of Designations filed with the Secretary of State of the State of Delaware on February 26, 1999, and any amendments thereto (the "Certificate of Designations")) by the Company.

         2. The following shall be inserted at the end of Section 1(b) of the Warrant as follows:

                  The term "Fair Market Value" shall mean (a) if a net issue election is made pursuant to this Section 1(b) with respect to the exercise of this warrant to be effective within 30 days prior to the closing of an Initial Public Offering, the price paid by the public in the Initial Public Offering, and (b) if a net issue election is made pursuant to this Section 1(b) with respect to the exercise of this warrant to be effective more than 30 days prior to the closing of an Initial Public Offering, "Fair Market Value" as defined in Section 9(c) of the Certificate of Designations.

         3. The Warrant is hereby amended wherever necessary to reflect the changes described above. Except to the extent set forth hereinabove, all terms of the Warrant shall remain unchanged and in full force and effect, and are hereby restated, ratified, reaffirmed and renewed by the Company.

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         IN WITNESS WHEREOF, the Company and Holder have caused this Amendment to be executed as of the date first above written.

                                VIEWLOCITY, INC.

                                By:  /s/ Stan F. Stoudenmire
                                     _________________________________________

                                Title:  Sr. VP and Secretary
                                      ________________________________________



                                [Corporate Seal]

                                Attest:

                                By:
                                     _________________________________________

                                Title:
                                      ________________________________________

                                BATTERY INVESTMENT PARTNERS IV,
                                LLC

                                By:    /s/ Oliver D. Curme
                                     _________________________________________

                                Title:   Member Manager
                                      ________________________________________